Exhibit 99.1
                                  ------------

                             JOINT FILING AGREEMENT

                            PURSUANT TO RULE 13d-1(k)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  February 17, 2009

                                        EAGLEROCK CAPITAL MANAGEMENT, LLC


                                        By:  /s/ Nader Tavakoli
                                             -----------------------------------
                                             Name:  Nader Tavakoli
                                             Title: Managing Member


                                        EAGLEROCK INSTITUTIONAL PARTNERS, LP

                                        By: EagleRock Institutional GP, LLC,
                                        its general partner


                                        By:  /s/ Nader Tavakoli
                                             -----------------------------------
                                             Name:  Nader Tavakoli
                                             Title: Managing Member


                                        EAGLEROCK MASTER FUND, LP

                                        By:  Mariel Capital Management, LLC,
                                        its general partner


                                       By:   /s/ Nader Tavakoli
                                             -----------------------------------
                                             Name:  Nader Tavakoli
                                             Title: Managing Member


                                        NADER TAVAKOLI


                                       /s/ Nader Tavakoli
                                       -----------------------------------